Exhibit 10.1

SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT, dated as of March 11, 2021 (the “Agreement”) by and among Fuse Group Holding Inc., a company incorporated under laws of Nevada (the “Company”), Fuse Biotech Inc., a company incorporated under laws of Nevada (“Buyer”), Qiyi Xie, a resident of California (“Xie”), Quan Qinghua, a citizen and resident of China (“Quan”), Jing Li, a citizen and resident of China (“Li”) and HWG Capital Sdn Bhd, a company incorporated under laws of Malaysia (“HWG” and hereinafter collectively with Xie, Quan and Li, the “Sellers” and, each individually, a “Seller”), and E-Mo Biotech Holding Inc., a company incorporated under the laws of Nevada (the “E-Mo Biotech” and, collectively with the Company, Buyer, Sellers, the “Parties” and, each individually, a “Party”).

WHEREAS, Sellers jointly own 100% equity interest of E-Mo Biotech as listed in the Exhibit A of this Agreement;

WHEREAS, Sellers desires to sell to the Buyer 100% of the equity interest/ownership of E-Mo Biotech (the “E-Mo Biotech Shares”), pursuant to the terms of this Agreement;

WHEREAS, Buyer is a wholly-owned subsidiary of the Company;

WHEREAS, subject to the terms and conditions of this Agreement, the Sellers believe it is in their best interests to exchange their E-Mo Biotech Shares for common shares of the Company, par value $0.001 per share; and

WHEREAS, the Company and Buyer believe it is in their best interests to acquire the E-Mo Biotech Shares in exchange for the Company Shares, as defined hereafter.

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

EXCHANGE OF SHARES; EARN-OUT

Section 1.1 Agreement to Exchange E-Mo Biotech Shares for Company Shares.

a.

Closing.  On the Closing Date (as hereinafter defined) and upon the terms and subject to the conditions set forth in this Agreement, the Sellers shall sell, assign, transfer, convey and deliver to Buyer the E-Mo Biotech Shares and Buyer shall accept such E-Mo Biotech Shares from the Sellers in exchange for the issuance by the Company to each of the Sellers the Company Shares in accordance with Sections 1.2 and Exhibit A of this Agreement. The transaction described in this Section 1.1 shall be referred to as the “Share Exchange Transaction”.

b.

Purchase Price. The parties agree that the purchase price for E-Mo Shares shall be $100,000,000 and the Buyer shall use 100,000,000 shares of common stock of the Company (the “Company Shares”) at $1.00 per Company Share to pay for the purchase price (the “Purchase Price”) to purchase and exchange for 100% equity interest/ownership of E-Mo Biotech from the Sellers as listed in Exhibit A.

c.

Restricted Shares. Each of the Sellers hereby acknowledges that the Company Shares are not registered with U.S. Securities and Exchange Commission (“SEC”) and shall be restricted and may not be sold, transferred, exchanged, pledged, redeemed or otherwise disposed of for the holding period required in accordance with the requirement of Regulation D, Regulation S and Rule 144, as applicable. The Company agrees to provide piggy-back registration rights to the Sellers for the Company Shares.

Section 1.2 Closing. The closing of the Share Exchange Transaction (the “Closing”) shall take place at such time and date as the parties shall agree in writing after this Agreement has been executed by Sellers, E-Mo Biotech, Buyer and Company, and all closing conditions have been fulfilled or waived (the “Closing Date”).

Section 1.3 Withholding. The Company and its affiliates shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to each of the Sellers such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, (the “Code”) or any provision of state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid or transferred to each of the Sellers in respect of which such deduction and withholding was made.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Sellers at the time of this Agreement and the Closing as follows:

Section 2.1 Corporate Organization. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, United States, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business in good standing in each jurisdiction in which the nature of the business conducted by the Company or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of the Company.

Section 2.2 the Company Shares. All of the Company Shares to be issued pursuant to this Agreement have been or will be duly authorized and will be validly issued, fully paid and non-assessable and no personal liability will attach to the ownership thereof.

Section 2.3 Authorization and Validity of Agreements. The Company has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

Section 3.4 No Conflict or Violation. The execution, delivery and performance of this Agreement by the Company does not and will not violate or conflict with any provision of its Articles of Association, Bylaws or similar governing document, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under, or give to any other entity any right of termination, amendment, acceleration or cancellation of, any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its respective properties or assets is subject, nor will it result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of the Company, nor will it result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which the Company is bound.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BUYER

The Buyer hereby represents and warrants to the Sellers at the time of this Agreement and the Closing as follows:

Section 3.1 Corporate Organization. The Buyer is a limited company duly incorporated, validly existing and in good standing under the laws of the State of Nevada, United States, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business in good standing in each jurisdiction in which the nature of the business conducted by the Buyer or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of the Buyer.

Section 3.2 Authorization and Validity of Agreements. The Buyer has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Buyer, and no other corporate proceedings on the part of the Buyer are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

Section 3.3 No Conflict or Violation. The execution, delivery and performance of this Agreement by the Buyer does not and will not violate or conflict with any provision of its Articles of Association, Bylaws or similar governing document, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under, or give to any other entity any right of termination, amendment, acceleration or cancellation of, any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Buyer is a party or by which it is bound or to which any of its respective properties or assets is subject, nor will it result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of the Buyer, nor will it result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which the Buyer is bound.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLERS

Each of the Sellers, jointly and severally, represents and warrants to Buyer and Company at the time of this Agreement and the Closing as follows:

Section 4.1 Corporate Organization.

a. Each of the Sellers, E-Mo Biotech and each of E-Mo Biotech’ directly or indirectly owned or controlled entities (the “Subsidiaries”) are all duly organized, validly existing and in good standing under the laws of the jurisdictions of their respective incorporation or organization and have all requisite corporate power and authority to own their properties and assets and to conduct their business as now conducted and are duly qualified to do business in good standing in each jurisdiction in where the nature of the business conducted or the ownership or leasing of their properties make such qualification and being in good standing necessary.

b. Copies of the Certificates of Incorporation and Articles of Association of E-Mo Biotech and its Subsidiaries, with all amendments thereto to the date hereof, have been furnished to the Company and Buyer, and such copies are accurate and complete as of the date hereof. The minute books of E-Mo Biotech and its Subsidiaries are current as required by law, contain the minutes of all meetings of the Board of Directors and Shareholders of E-Mo Biotech and its Subsidiaries, and committees of the Board of Directors of E-Mo Biotech and its Subsidiaries from the date of incorporation to the date of this Agreement, and adequately reflect all material actions taken by the Board of Directors, shareholders and committees of the Board of Directors of E-Mo Biotech and its Subsidiaries.

Section 4.2 Capitalization of Seller; Title to the E-Mo Biotech Shares. On the Closing Date, immediately before the transactions to be consummated pursuant to this Agreement, Sellers shall own 100% equity interest/ownership of E-Mo Biotech. The E-Mo Biotech Shares owned by each of the Sellers are free and clear of any and all liens and encumbrances of any type or nature. There are no claims, actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of Sellers, proposed or threatened before any court or governmental agency that (i) may affect each of the Sellers’ ownership of and its title to the E-Mo Biotech Shares, respectively, or such Seller’s ability to execute and deliver this Agreement and to perform its obligations hereunder, or (ii) seek restraint, prohibition or other injunctive relief in connection with this Agreement or the consummation of the transactions contemplated hereby. Upon consummation of the transactions contemplated by this Agreement, Buyer will acquire from the Sellers good and marketable title to the E-Mo Biotech Shares, free and clear of any and all liens and encumbrances of any type or nature. There are no outstanding options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any shares of capital stock or any unissued or treasury shares of capital stock of E-Mo Biotech and/or its Subsidiaries.

Section 4.3 No Conflict or Violation. The transactions contemplated in this Agreement do not and will not violate or conflict with any provision of the constituent documents of each of the Sellers, E-Mo Biotech and its Subsidiaries, and do not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate, result in a breach of or constitute (with due notice or lapse of time or both) a default under or give to any other entity any right of termination, amendment, acceleration or cancellation of any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which any of the Sellers, E-Mo Biotech or any of its Subsidiaries is a party or by which it is bound or to which any of its respective properties or assets is subject, nor result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Sellers, E-Mo Biotech or any of its Subsidiaries , nor result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which any Seller, E-Mo Biotech or any of its Subsidiaries is bound.

Section 4.4 Due Diligence Information. The information (the “Diligence Information”) provided by each of the Sellers, E-Mo Biotech and its Subsidiaries to the Company and the Buyer in connection with the diligence questionnaire regarding to such Seller,E-Mo Biotech and its Subsidiaries was, at the time of submission, and is, as of the Closing Date, true and accurate in all material facts, and no material fact has been omitted from the Diligence Information. No material change in the materials contained in the Diligence Information has occurred as of the Closing Date or can reasonably be expected to occur.

Section 4.5 Authorization and Validity of Agreements. Each of the Sellers has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each of the Sellers and the consummation by such Seller of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Sellers, and no other corporate proceedings on the part of the Sellers are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

Section 4.6 Claims. There are no claims threatened or against or affecting each of the Sellers, E-Mo Biotech or any of its Subsidiaries nor are there any actions, suits, judgments, proceedings or investigations pending, threatened against or affecting each of the Sellers, E-Mo Biotech or any of its Subsidiaries, at law or in equity, before or by any court, administrative agency, other tribunal or any governmental authority having jurisdiction.

Section 4.7 Investment Representations.

a. The Company Shares will be acquired hereunder by the Sellers solely for the account of such Sellers, for investment, and not with a view to the resale or distribution thereof.

b. Each of the Sellers is aware that an investment in the Company is highly speculative and that there can be no assurance as to what, if any, return such Seller may realize in connection with the Share Exchange Transaction. Each of the Sellers is aware of the Company’s business affairs, business plans and financial condition, and has made its own evaluation of the merits and risks of the proposed Share Exchange Transaction and of the advisability of the Share Exchange Transaction. Each of the Sellers is aware that the Company is subject to a high degree of risk that could result in the loss of such Seller’s investment in part or in whole.

c. Each of the Sellers has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Company Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of, and protecting its own interests in connection with, the Share Exchange Transaction and its investment in the Company Shares.

d. Each of the Sellers has had full access to all of the information it considers necessary or appropriate to make an informed investment decision with respect to the Company Shares to be acquired under this Agreement. Each of the Sellers further has had an opportunity to ask questions and receive answers from the Company and to obtain additional information necessary to verify any information furnished to such Seller or to which such Seller had access. Each of the Sellers has had access to the Company’s publicly filed reports with the SEC and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such Seller has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Company Shares.

e. Each of the Sellers is not acquiring the Company Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the United States Securities Act of 1933, as amended (“1933 Act”), as amended.

f. Each of the Sellers has satisfied itself as to the full observance by such Seller of the laws of its jurisdiction applicable to such Seller in connection with the acquiring the Company Shares or the execution and delivery by such Seller of this Agreement and the other transaction documents, including (i) the legal requirements within its jurisdiction for the acquiring the Company Shares, (ii) any foreign exchange restrictions applicable to such Seller, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to such Seller’s receiving, holding, redemption, sale, or transfer of the Company Shares. Each of the Sellers’ acceptance, and continued beneficial ownership of, the Company Shares will not violate any securities or other laws of such Seller’s jurisdiction applicable to such Seller.

g. Each of Quan, Li and HWG, its direct or indirect shareholders is a non-U.S. person (as such term is defined in Rule 902 of Regulation S under the Securities Act) and is not acquiring the Company Shares for the account or benefit of a U.S. person. Each of Quan, Li and HWG will not, within one year of the date of the transfer of the Company Shares to such Seller, (i) make any offers or sales of the Company Shares in the United States or to, or for the benefit of, a U.S. person (in each case, as defined in Regulation S) other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act, or (ii) engage in hedging transactions with regard to the Company Shares unless in compliance with the Securities Act. Neither Quan, Li or HWG, nor any person acting on his/her or their behalf has engaged or will engage in directed selling efforts (within the meaning of Regulation S) with respect to the Company Shares, and all such persons have complied and will comply with the offering restriction requirements of Regulation S in connection with the offering of the Company Shares outside of the United States.

h. At the time when Xie was offered the Company Shares, he was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Xie will not, within one year of the date of the transfer of the Company Shares to him, make any offers or sales of the Company Shares other than in accordance with an effective registration statement or exemption from the registration requirements of the Securities Act

i.    Each of the Sellers is not acquiring the Company Shares as a result of any advertisement, article, notice or other communication regarding the Company Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement

j. Each of the Sellers hereby agrees that the Company Shares, upon issuance, shall bear the following or similar legend, if applicable at the time:

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS”

Section 4.8 Brokers’ Fees. Each of the Sellers has no liability to pay any fees or commissions or other consideration to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

Section 4.9 Seller’s Counsel and Advisors. Each of the Sellers acknowledges that such Seller has had the opportunity to review this Agreement, the exhibits and the schedules attached hereto and the transactions contemplated by this Agreement with such Seller’s own legal counsel and investment advisors. Each of the Sellers is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its agents for legal or investment advice with respect to this investment or the transactions contemplated by this Agreement. Each of the Sellers has had access to the books and financial and operational records of the Company, and to all of the documents and information relating to the Company’s operations and activities. Prior to the execution of this Agreement, each of the Sellers has examined such books, records, documents and information to its satisfaction, has been given the opportunity to ask, and has asked and received answers to any questions such Seller has had concerning any and all aspects of the operations and activities of the Company, and has been given sufficient time to consult with legal and financial advisors of such Seller’s choosing regarding the terms, conditions and effect of this Agreement.

Section 4.10 No Material Adverse Effect. To the best knowledge of Sellers, there is no circumstance currently existing or likely to arise hereafter that may result in any material adverse effect to Sellers, E-Mo Biotech and its Subsidiaries or the value of E-Mo Biotech Shares. There is and has been no violations with any U.S. laws and regulations in connection with any intellectual property rights (“IP Rights”) and FDA application/permit relating to the Vaccine (as defined below) owned by E-Mo Biotech which will affect the validity and effectiveness of IP rights, FDA application/permit and the normal business of E-Mo Biotech.

Section 4.11 Employment. Each of the Sellers, E-Mo Biotech or its Subsidiaries has not (i) granted any severance or termination pay to (or amended any existing arrangement with) any current or former director, officer or employee; (ii) established, adopted or amended (except as required by applicable laws) any employee plan or any collective bargaining, works council, stock option, restricted stock, insurance, severance, deferred compensation, profit sharing plan, agreement or arrangement covering any employees, officers, consultants or directors of E-Mo Biotech or its Subsidiaries; or (iii) entered into any contract providing for indemnification of any officer, director, employee or agent. Each of the Sellers, E-Mo Biotech or its Subsidiaries is, and has at all times been, in compliance with all applicable laws, and in particular with all labor laws applicable to its employees or operations.

Section 4.12 Tax Returns. All tax returns and reports required to have been filed by or on behalf of, or with respect to the assets of E-Mo Biotech or its Subsidiaries through the date of this Agreement and the date of Closing have been timely filed in accordance with all applicable laws (pursuant to an extension of time or otherwise) and are true, correct and complete in all respects. All taxes, estimated taxes, deposits and other payments due and owing by or on behalf of E-Mo Biotech or its Subsidiaries (whether or not shown on any tax return) have been timely paid in full before the date of this Agreement.

Section 4.13 Absence of Claims. After the transfer of E-Mo Biotech Shares, each of the Sellers shall have no other interest or claim in, or with respect to E-Mo Biotech, whether in equity, debt, contract or otherwise, and each of the Sellers shall sign a release evidence the same.

Section 4.14 Assets. All assets of E-Mo Biotech, including but not limited to the Poliomyelitis Virus Vaccine for Prevention of COVID-19 (“Vaccine”) and related FDA application, test, trials, data and permits, patents and patent applications for such Vaccine, are owned exclusively by E-Mo Biotech, free and clear of any encumbrances.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF E-MO BIOTECH

E-Mo Biotech represents and warrants to the Company and Buyer at the time of this Agreement and the Closing as follows:

Section 5.1 Corporate Organization.

a. Each of E-Mo Biotech and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction where it is incorporated and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business in good standing in each jurisdiction in where the nature of the business conducted or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of E-Mo Biotech and its Subsidiaries.

b. Copies of the Certificate of Incorporation and Articles of Association of E-Mo Biotech and its Subsidiaries, with all amendments thereto to the date hereof, have been furnished to the Company and Buyer, and such copies are accurate and complete as of the date hereof.

Section 5.2 Authorization and Validity of Agreements. E-Mo Biotech has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by E-Mo Biotech and the consummation of the transactions contemplated hereby have been duly authorized by all necessary company action, if any, and no other company proceedings on the part of E-Mo Biotech are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

Section 5.3 No Conflict or Violation The execution, delivery and performance of this Agreement by E-Mo Biotech does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate, result in a breach of or constitute (with due notice or lapse of time or both) a default under or give to any other entity any right of termination, amendment, acceleration or cancellation of any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which E-Mo Biotech or any of its Subsidiaries is a party or by which it is bound or to which any of its respective properties or assets is subject, nor result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon the E-Mo Biotech Shares or any of the properties or assets of E-Mo Biotech, nor result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to E-Mo Biotech is bound.

Section 5.4 No Material Adverse Effect. There is no circumstance currently existing or likely to arise hereafter that may result in any material adverse effect to E-Mo Biotech, any of its Subsidiaries or the value of E-Mo Biotech Shares. There is and has been no violations with any U.S. laws and regulations in connection with any intellectual property rights (“IP Rights”) and FDA application/permit relating to the Vaccine (as defined below) owned by E-Mo Biotech which will affect the validity and effectiveness of IP rights, FDA application/permit and the normal business of E-Mo Biotech.

Section 5.5 Employment. E-Mo Biotech or any of its Subsidiaries has not (i) granted any severance or termination pay to (or amended any existing arrangement with) any current or former director, officer or employee; (ii) established, adopted or amended (except as required by applicable laws) any employee plan or any collective bargaining, works council, stock option, restricted stock, insurance, severance, deferred compensation, profit sharing plan, agreement or arrangement covering any employees, officers, consultants or directors of E-Mo Biotech or any of its Subsidiaries; or (iii) entered into any contract providing for indemnification of any officer, director, employee or agent. Each of E-Mo Biotech or any of its Subsidiaries is, and has at all times been, in compliance with all applicable laws, and in particular with all labor laws applicable to its employees or operations.

Section 5.6 Tax Returns. All tax returns and reports required to have been filed by or on behalf of, or with respect to the assets of E-Mo Biotech or any of its Subsidiaries through the date of this Agreement have been timely filed in accordance with all applicable laws (pursuant to an extension of time or otherwise) and are true, correct and complete in all respects. All taxes, estimated taxes, deposits and other payments due and owing by or on behalf of E-Mo Biotech or any of its Subsidiaries (whether or not shown on any tax return) have been timely paid in full before the date of this Agreement and Closing.

Section 5.7 Claims. There are no claims threatened or against or affecting E-Mo Biotech or any of its Subsidiaries nor are there any actions, suits, judgments, proceedings or investigations pending, threatened against or affecting E-Mo Biotech or any of its Subsidiaries, at law or in equity, before or by any court, administrative agency, other tribunal or any governmental authority having jurisdiction.

Section 5.8 Assets. All assets of E-Mo Biotech, including but not limited to the Poliomyelitis Virus Vaccine for Prevention of COVID-19 (“Vaccine”) and related FDA application, test, trials, data and permits, patents and patent applications for such Vaccine, are owned exclusively by E-Mo Biotech, free and clear of any encumbrances.

ARTICLE VI

COVENANTS

Section 6.1 Consents and Approvals.

a.    Each of the Sellers, E-Mo Biotech and its Subsidiaries shall use their best efforts to obtain all necessary consents, waivers, authorizations, permits and approvals of all governmental and regulatory authorities, required in connection with the execution, delivery and closing of the transaction contemplated in this Agreement; and

b. The Company shall use its best efforts to obtain all necessary consents, waivers, authorizations, permits and approvals of all governmental and regulatory authorities and stock exchanges in the U.S., including, but not limited to the SEC, OTC Markets required in connection with the execution, delivery and closing of the transaction contemplated in this Agreement; and

c. Each party shall diligently assist and cooperate with each party in preparing and filing all documents required to be submitted by a party to any governmental or regulatory authority, domestic or foreign, in connection with such transactions and in obtaining any governmental consents, waivers, authorizations or approvals which may be required to be obtained connection in with such transactions.

Section 6.2 Indemnity

The parties agree that any liabilities, charges, fines or penalties owed by E-Mo Biotech and its Subsidiaries that are discovered or imposed by the government after the Closing Date due to the reason and violation of law and regulations conducted before the Closing Date shall be the sole responsibility of the Sellers and each of the Sellers shall jointly and severally indemnify of and pay the damages directly to E-Mo Biotech and its Subsidiaries.

ARTICLE VII

CONDITIONS TO OBLIGATIONS OF THE SELLERS

The obligations of the Sellers to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by the Sellers in their sole discretion:

Section 7.1 Representations and Warranties of the Company and Buyer. All representations and warranties made by the Company and Buyer in this Agreement shall be true and correct on and as of the Closing Date as if again made by the Company and Buyer as of such date.

Section 7.2 Agreements and Covenants. The Company and Buyer shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

Section 7.3 Consents and Approvals. Consents, waivers, authorizations and approvals of any governmental or regulatory authority, and of any other person, firm or corporation, required in this Agreement to be obtained by the Company and Buyer prior to Closing, shall have been duly obtained and shall be in full force and effect on the Closing Date.

Section 7.4 No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

ARTICLE VIII

CONDITIONS TO OBLIGATIONS OF THE COMPANY AND BUYER

The obligations of the Company and Buyer to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by the Company and Buyer in their sole discretion:

Section 8.1 Representations and Warranties of the Sellers and E-Mo Biotech. All representations and warranties made by the Sellers and E-Mo Biotech in this Agreement shall be true and correct on and as of the Closing Date as if again made by each of the Sellers and E-Mo Biotech on and as of such date.

Section 8.2 Agreements and Covenants. Each of the Sellers shall have performed and complied, and caused E-Mo Biotech to perform and comply, in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

Section 8.3 Consents and Approvals. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in this Agreement to be obtained by each of the Sellers and E-Mo Biotech prior to Closing, shall have been duly obtained and shall be in full force and effect on the Closing Date.

Section 8.4 No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby; and no action or proceeding before any court or government or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

Section 8.5. E-Mo Biotech Shares Each of the Sellers shall have transferred E-Mo Biotech Shares to the Buyer and the Buyer shall be registered as the sole shareholder of E-Mo Biotech.

Section 8.6 Release Confirmation. Each of the Sellers shall have provided written confirmation it has forever cancelled and discharged any indebtedness owed to such Seller by E-Mo Biotech or any of its Subsidiaries, both principal and interest, along with any charges, costs, sums and any other amounts associated therewith.

Section 8.7. Other Closing Documents. The Company and Buyer shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of the Sellers or in furtherance of the transactions contemplated by this Agreement, as the Company and Buyer or their counsel may reasonably request.

ARTICLE IX

TERMINATION AND ABANDONMENT

Section 9.1 Methods of Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by written notice of the Seller who holds majority equity interest of E-Mo Biotech or the Buyer to the other parties.

ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.1 Survival of Provisions. The respective representations, warranties, covenants and agreements of each of the parties to this Agreement (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) shall survive the Closing Date and the consummation of the transactions contemplated by this Agreement. In the event of a breach of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach available to it under the provisions of this Agreement or otherwise, whether at law or in equity, regardless of any disclosure to, or investigation made by or on behalf of such party on or before the Closing Date.

Section 10.2 Publicity. No party shall cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby without the consent of the other parties, unless a press release or announcement is required by law or stock exchange rules.

Section 10.3 Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that no party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other parties.

Section 10.4 Fees and Expenses. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

Section 10.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if it is delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, five (5) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission or email, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

Section 10.6 Entire Agreement. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

Section 10.7 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible so as to be valid and enforceable.

Section 10.8 Titles and Headings. The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

Section 10.9 Counterparts. This Agreement may be executed in six or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

Section 10.10 Convenience of Forum; Consent to Jurisdiction. The parties to this Agreement, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of the state and federal courts sitting in the County of Los Angeles, California, in respect of any matter arising under this Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Section 10.5.

Section 10.11 Enforcement of the Agreement. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 10.12 Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of California without giving effect to the choice of law provisions thereof.

Section 10.13 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Section 10.14 Execution. This Agreement may be executed in four or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 10.15 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the transaction documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the transaction documents or any amendments thereto.

Section 10.16 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

FUSE GROUP HOLDING INC.

By:	/s/ Umesh Patel
Name:	Umesh Patel
Title:	Chief Executive Officer
Address: Email: Fax:

FUSE BIOTECH INC.

By:	/s/ Umesh Patel
Name:	Umesh Patel
Title:	Chief Executive Officer
Address: Email: Fax:

QIYI XIE

By:	/s/ Qiyi Xie
Name:	Qiyi Xie
Address: Email: Fax:

QUAN QINGHUA

By:	/s/ Quan Qinghua
Name:	Quan Qinghua
Address: Email: Fax:

JING LI

By:	/s/ Jing Li
Name:	Jing Li
Address: Email: Fax:

HWG CAPITAL SDN BHD

By:	/s/ Dato’ Aaron Lim Ooi Hong
Name:	Dato’ Aaron Lim Ooi Hong
Title:	Director
Address: Email: Fax:

E-MO BIOTECH HOLDING INC.

By:	/s/ Qiyi Xie
Name:	Qiyi Xie
Title:	Chief Executive Officer
Address: Email: Fax:

EXHIBIT A

SELLERS AND SHARE NUMBERS

Sellers	Equity Ownership of E-Mo Biotech	Number of shares of the Company to be issued to the Sellers
Qiyi Xie	57.25%	57,250,000
Quan Qinghua	23%	23,000,000
Jing Li	4.75%	4,750,000
HWG Capital Sdn Bhd	15%	15,000,000
Total:	100%	100,000,000